UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                October 21, 2004
                            ------------------------
                Date of report (Date of earliest event reported)


                                   ADVO, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  1-11720                06-0885252
--------------------------------  -------------       -----------------------
  (State or other jurisdiction     (Commission             (IRS Employer
of incorporation or organization)  file number)         Identification No.)


                One Targeting Centre, Windsor, Connecticut 06095
                ------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:    (860) 285-6100
                                                    -----------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
             ---------------------------------------------

On October 21, 2004, ADVO, Inc. ("the Company") reported its earnings for the fourth quarter and year ended September 25, 2004. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, except as shall be expressly set forth by specific reference in such a filing.






ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

           (c)   Exhibits.

Exhibit No.  Description
-----------  -----------
99.1         Press release dated October 21, 2004, issued by the Company.*
             * Furnished and not filed herewith, solely pursuant to Item 2.02.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                             ADVO, Inc.

Date: October 21, 2004                       By: /s/ JOHN D. SPERIDAKOS
      ----------------                           ----------------------
                                                     John D. Speridakos
                                                     Vice President & Controller

EXHIBIT INDEX
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Exhibit No.                    Description
-----------                    -----------

   99.1 Press release dated October 21, 2004, issued by the Company.*
                     * Furnished and not filed herewith, solely pursuant to Item 2.02.